UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22800

Exact name of registrant as specified in charter:	Delaware Ivy High Income Opportunities
Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2022

Item 1. Reports to Stockholders

Semiannual report

Closed-end fund

Delaware Ivy High Income Opportunities Fund

(formerly, Ivy High Income Opportunities Fund)

March 31, 2022

The figures in the semiannual report for Delaware Ivy High Income Opportunities Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of March 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Security type / sector allocation
Delaware Ivy High Income Opportunities Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

	Percentage
Security type / sector	of net assets
Convertible Bond	0.19%
Corporate Bonds	91.34%
Banking	2.53%
Basic Industry	2.87%
Capital Goods	4.37%
Communications	25.89%
Consumer Cyclical	11.96%
Consumer Non-Cyclical	2.59%
Energy	11.68%
Financial Services	5.10%
Healthcare	7.57%
Insurance	3.39%
Real Estate	0.06%
Services	4.94%
Technology	4.10%
Transportation	2.45%
Utilities	1.84%
Municipal Bonds	1.04%
Loan Agreements	21.90%
Common Stocks	2.42%
Convertible Preferred Stock	1.47%
Preferred Stock	0.14%
Exchange-Traded Fund	2.59%
Investment Company	0.38%
Warrant	0.02%
Short-Term Investments	11.24%
Securities Lending Collateral	3.62%
Total Value of Securities	136.35%
Borrowings Under Line of Credit	(37.50%	)
Obligation to Return Securities Lending Collateral	(3.62%	)
Receivables and Other Assets Net of Liabilities	4.77%
Total Net Assets	100.00%

Schedule of investments
Delaware Ivy High Income Opportunities Fund

March 31, 2022 (Unaudited)

	Principal
	amount°	Value (US $)
Convertible Bond – 0.19%
Spirit Airlines 1.00% exercise
price $49.07, maturity date
5/15/26	491,000	$442,882
Total Convertible Bond
(cost $429,332)		442,882

Corporate Bonds – 91.34%
Banking – 2.53%
Barclays 6.125% 12/15/25 µ	1,240,000	1,267,900
Deutsche Bank 6.00%
10/30/25 µ	3,200,000	3,136,000
SVB Financial Group 4.10%
2/15/31 µ	1,725,000	1,474,875
		5,878,775
Basic Industry – 2.87%
Cerdia Finanz 144A 10.50%
2/15/27 #	1,155,000	1,012,762
Chemours 144A 5.75%
11/15/28 #	1,335,000	1,298,595
Domtar 144A 6.75% 10/1/28 #	600,000	602,066
Eldorado Gold 144A 6.25%
9/1/29 #	1,170,000	1,178,921
New Gold 144A 7.50% 7/15/27 #	1,115,000	1,158,117
PMHC II 144A 9.00%
2/15/30 #, *	1,603,000	1,412,708
		6,663,169
Capital Goods – 4.37%
ARD Finance 144A PIK 6.50%
6/30/27 #, >	610,732	559,546
Mauser Packaging Solutions
Holding 144A 5.50% 4/15/24 #	1,610,000	1,605,794
TransDigm
4.625% 1/15/29	592,000	554,251
5.50% 11/15/27	2,821,000	2,803,355
7.50% 3/15/27	1,094,000	1,128,751
Wolverine Escrow
144A 8.50% 11/15/24 #	2,414,000	1,621,411
144A 9.00% 11/15/26 #, *	2,572,000	1,727,278
144A 13.125% 11/15/27 #	343,000	138,915
		10,139,301
Communications – 25.89%
Advantage Sales & Marketing
144A 6.50% 11/15/28 #	2,185,000	2,072,210
Altice Financing 144A 5.75%
8/15/29 #	2,086,000	1,899,282
Altice France
144A 5.125% 7/15/29 #	866,000	777,322
144A 5.50% 10/15/29 #	469,000	421,462
144A 8.125% 2/1/27 #	2,659,000	2,744,593
Altice France Holding 144A
10.50% 5/15/27 #	4,582,000	4,800,562
Arches Buyer
144A 4.25% 6/1/28 #	1,768,000	1,651,454
144A 6.125% 12/1/28 #	1,715,000	1,588,733
Cablevision Lightpath 144A
5.625% 9/15/28 #	460,000	420,601
Cars.com 144A 6.375%
11/1/28 #	881,000	876,397
CCO Holdings 144A 4.75%
2/1/32 #	1,195,000	1,114,600
Clear Channel International 144A
6.625% 8/1/25 #	216,000	220,050
Clear Channel Outdoor Holdings
144A 5.125% 8/15/27 #	4,496,000	4,455,536
Connect Finco 144A 6.75%
10/1/26 #	2,250,000	2,292,064
Consolidated Communications
144A 5.00% 10/1/28 #, *	417,000	359,679
144A 6.50% 10/1/28 #	899,000	830,586
CSC Holdings
144A 4.50% 11/15/31 #	619,000	555,673
144A 5.00% 11/15/31 #	862,000	723,821
144A 5.75% 1/15/30 #	4,480,000	3,994,928
Cumulus Media New Holdings
144A 6.75% 7/1/26 #, *	1,500,000	1,502,055
Deluxe 144A 8.00% 6/1/29 #	752,000	764,780
Digicel 144A 6.75% 3/1/23 #	1,318,000	1,229,042
Digicel Group Holdings
144A PIK 7.00% 4/21/22 #, >>	221,239	177,484
144A PIK 8.00% 4/1/25 #, >>>	253,324	222,725
PIK 10.00% 4/1/24 >>>>	1,635,041	1,624,683
Digicel International Finance
144A 8.00% 12/31/26 #	153,712	143,184
144A 8.75% 5/25/24 #	6,862,000	6,838,463
144A 8.75% 5/25/24 #	385,045	383,724
144A PIK 13.00% 12/31/25 #, «	218,666	217,270
Directv Financing 144A 5.875%
8/15/27 #	2,445,000	2,408,508
DISH DBS 144A 5.75%
12/1/28 #	1,670,000	1,583,369

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Frontier Communications
Holdings
144A 5.875% 10/15/27 #	121,000	$120,339
5.875% 11/1/29	455,605	417,735
LCPR Senior Secured Financing
DAC 144A 5.125% 7/15/29 #	337,000	322,408
Nielsen Finance
144A 5.625% 10/1/28 #	870,000	877,221
144A 5.875% 10/1/30 #	725,000	727,570
Stagwell Global 144A 5.625%
8/15/29 #	1,472,000	1,390,599
Telesat Canada 144A 5.625%
12/6/26 #	2,310,000	1,766,457
VTR Comunicaciones 144A
4.375% 4/15/29 #	1,182,000	1,082,328
VTR Finance 144A 6.375%
7/15/28 #	1,087,000	1,055,211
VZ Secured Financing 144A
5.00% 1/15/32 #	1,015,000	950,573
Windstream Escrow 144A 7.75%
8/15/28 #	2,399,000	2,446,200
		60,051,481
Consumer Cyclical – 11.96%
Asbury Automotive Group
4.50% 3/1/28	936,040	901,126
144A 4.625% 11/15/29 #	31,000	28,907
4.75% 3/1/30	964,040	911,066
144A 5.00% 2/15/32 #	31,000	28,859
Bath & Body Works
6.875% 11/1/35	1,000,000	1,031,905
6.95% 3/1/33	1,000,000	1,034,839
Carnival
144A 5.75% 3/1/27 #	1,750,000	1,671,250
144A 6.00% 5/1/29 #	1,340,000	1,264,518
144A 7.625% 3/1/26 #, *	295,000	297,272
144A 9.875% 8/1/27 #	573,000	634,294
144A 10.50% 2/1/26 #	1,458,000	1,623,636
Everi Holdings 144A 5.00%
7/15/29 #	356,000	337,693
Fertitta Entertainment 144A
6.75% 1/15/30 #, *	1,705,000	1,570,706
Lithia Motors
144A 3.875% 6/1/29 #	602,000	569,931
144A 4.375% 1/15/31 #	466,000	451,209
LSF9 Atlantis Holdings 144A
7.75% 2/15/26 #	1,485,000	1,429,015
Michaels 144A 5.25% 5/1/28 #	1,009,000	927,654
PetSmart 144A 4.75% 2/15/28 #	1,485,000	1,437,079
Premier Entertainment Sub
144A 5.625% 9/1/29 #	1,717,000	1,479,161
144A 5.875% 9/1/31 #	1,339,000	1,145,615
Royal Caribbean Cruises 144A
5.50% 4/1/28 #	5,068,000	4,838,242
Scientific Games Holdings 144A
6.625% 3/1/30 #	1,645,000	1,623,615
Scientific Games International
144A 7.25% 11/15/29 #	979,000	1,027,602
Victoria's Secret & Co. 144A
4.625% 7/15/29 #	1,634,000	1,473,664
		27,738,858
Consumer Non-Cyclical – 2.59%
Clydesdale Acquisition Holdings
144A 8.75% 4/15/30 #	275,000	259,188
Kronos Acquisition Holdings
144A 5.00% 12/31/26 #	875,000	808,981
Performance Food Group 144A
4.25% 8/1/29 #	1,905,000	1,738,313
Pilgrim's Pride 144A 4.25%
4/15/31 #	1,372,000	1,272,022
Post Holdings 144A 4.50%
9/15/31 #	598,000	530,719
Prime Security Services
Borrower 144A 6.25%
1/15/28 #	867,000	849,851
Simmons Foods 144A 4.625%
3/1/29 #	594,000	557,647
		6,016,721
Energy – 11.68%
Ascent Resources Utica
Holdings
144A 5.875% 6/30/29 #	296,000	293,046
144A 7.00% 11/1/26 #	711,000	730,332
144A 8.25% 12/31/28 #	59,000	62,042
Bellatrix Exploration
8.50% 9/11/23	418,000	0
12.50% 12/15/23	456,000	0
California Resources 144A
7.125% 2/1/26 #	173,000	180,220
Callon Petroleum
6.125% 10/1/24	468,000	466,313
144A 8.00% 8/1/28 #, *	790,000	834,149
144A 9.00% 4/1/25 #	118,000	125,252
Chesapeake Energy
144A 5.50% 2/1/26 #	594,000	609,147
144A 5.875% 2/1/29 #	446,000	461,146
144A 6.75% 4/15/29 #	1,152,000	1,221,823

Schedule of investments
Delaware Ivy High Income Opportunities Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
CNX Resources 144A 7.25%
3/14/27 #	565,000	$598,722
Colgate Energy Partners III 144A
5.875% 7/1/29 #	237,000	244,755
Comstock Resources
144A 5.875% 1/15/30 #	717,000	707,321
144A 6.75% 3/1/29 #	1,360,000	1,404,717
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	597,000	592,773
5.75% 4/1/25	297,000	298,785
144A 6.00% 2/1/29 #	119,000	118,801
CrownRock
144A 5.00% 5/1/29 #	289,000	289,614
144A 5.625% 10/15/25 #	2,820,000	2,877,246
CVR Energy 144A 5.25%
2/15/25 #	568,000	552,315
EQM Midstream Partners 144A
4.75% 1/15/31 #	1,690,000	1,582,702
Genesis Energy
7.75% 2/1/28	1,210,000	1,218,228
8.00% 1/15/27	1,912,000	1,969,016
Hess Midstream Operations
144A 4.25% 2/15/30 #	238,000	224,981
KCA Deutag UK Finance
144A 9.875% 12/1/25 #, *	115,000	118,965
9.875% 12/1/25	554,549	573,670
Laredo Petroleum
9.50% 1/15/25	3,242,000	3,385,621
10.125% 1/15/28	1,161,000	1,249,044
Mesquite Energy 7.25%
2/15/23 #, ‡	257,000	4,498
Murphy Oil 6.375% 7/15/28	238,000	247,928
Offshore Group Invest 7.50%
11/1/19	883,000	0
PBF Holding 144A 9.25%
5/15/25 #, *	3,018,000	3,112,644
Rattler Midstream 144A 5.625%
7/15/25 #	572,000	581,329
Weatherford International 144A
8.625% 4/30/30 #	163,000	165,692
		27,102,837
Financial Services – 5.10%
Compass Group Diversified
Holdings 144A 5.25%
4/15/29 #	2,380,000	2,240,139
Highlands Holdings Bond Issuer
144A PIK 7.625%
10/15/25 #, >>	1,518,011	1,526,838
MoneyGram International 144A
5.375% 8/1/26 #	298,000	310,594
Mozart Debt Merger Sub 144A
3.875% 4/1/29 #	1,805,000	1,671,926
New Cotai 5.00% 2/2/27	1,042,759	2,402,513
Provident Funding Associates
144A 6.375% 6/15/25 #	2,236,000	2,201,241
StoneX Group 144A 8.625%
6/15/25 #	1,423,000	1,484,175
		11,837,426
Healthcare – 7.57%
Bausch Health 144A 6.125%
2/1/27 #	1,145,000	1,153,639
Cheplapharm Arzneimittel 144A
5.50% 1/15/28 #	246,000	238,484
CHS
144A 4.75% 2/15/31 #	480,000	454,267
144A 5.25% 5/15/30 #	580,000	557,525
144A 8.00% 3/15/26 #	565,000	589,061
Consensus Cloud Solutions
144A 6.00% 10/15/26 #	506,000	502,817
144A 6.50% 10/15/28 #	832,000	828,327
Encompass Health
4.625% 4/1/31	85,000	79,709
4.75% 2/1/30	355,000	341,391
Hadrian Merger Sub 144A 8.50%
5/1/26 #	369,000	371,876
ModivCare Escrow Issuer 144A
5.00% 10/1/29 #	1,270,000	1,186,313
Organon & Co. 144A 5.125%
4/30/31 #	2,445,000	2,362,726
P&L Development 144A 7.75%
11/15/25 #	1,818,000	1,678,123
Par Pharmaceutical 144A 7.50%
4/1/27 #	1,188,000	1,110,566
Tenet Healthcare
144A 4.375% 1/15/30 #	1,385,000	1,331,283
144A 6.125% 10/1/28 #	2,600,000	2,645,123
US Renal Care 144A 10.625%
7/15/27 #	2,224,000	2,121,918
		17,553,148
Insurance – 3.39%
HUB International 144A 5.625%
12/1/29 #	1,644,000	1,573,135
NFP 144A 6.875% 8/15/28 #	6,566,000	6,278,869
		7,852,004
Real Estate – 0.06%
Uniti Group 144A 4.75%
4/15/28 #	144,000	136,199
		136,199

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Services – 4.94%
Adtalem Global Education 144A
5.50% 3/1/28 #	3,551,000	$3,442,819
Ahern Rentals 144A 7.375%
5/15/23 #	1,507,000	1,405,278
NESCO Holdings II 144A 5.50%
4/15/29 #	1,675,000	1,647,764
Sabre GLBL
144A 7.375% 9/1/25 #	114,000	119,229
144A 9.25% 4/15/25 #	288,000	319,766
Staples
144A 7.50% 4/15/26 #	1,930,000	1,876,346
144A 10.75% 4/15/27 #	2,982,000	2,657,066
		11,468,268
Technology – 4.10%
Iron Mountain Information
Management Services 144A
5.00% 7/15/32 #	3,255,000	3,056,429
Minerva Merger Sub 144A 6.50%
2/15/30 #	1,650,000	1,602,777
NCR
144A 5.00% 10/1/28 #	856,000	821,109
144A 5.125% 4/15/29 #	3,172,000	3,053,193
144A 5.25% 10/1/30 #	285,000	270,659
144A 5.75% 9/1/27 #	307,000	307,408
144A 6.125% 9/1/29 #	393,000	394,855
		9,506,430
Transportation – 2.45%
Grupo Aeromexico 144A 8.50%
3/17/27 #	1,030,000	1,037,249
Seaspan 144A 5.50% 8/1/29 #	1,435,000	1,344,674
VistaJet Malta Finance 144A
6.375% 2/1/30 #, *	3,505,000	3,302,411
		5,684,334
Utilities – 1.84%
Calpine
144A 4.625% 2/1/29 #	265,000	244,273
144A 5.00% 2/1/31 #	135,000	123,080
144A 5.125% 3/15/28 #	535,000	510,612
Vistra
144A 7.00% 12/15/26 #, µ	2,085,000	2,033,511
144A 8.00% 10/15/26 #, µ	1,340,000	1,355,075
		4,266,551
Total Corporate Bonds
(cost $216,744,405)		211,895,502

Municipal Bonds – 1.04%
Commonwealth of Puerto Rico
Series C 2.646% 11/1/43	261,643	140,960
Series A12.986% 7/1/24^	26,955	24,612
Commonwealth of Puerto Rico
Series A14.00% 7/1/33	52,401	51,291
Series A14.00% 7/1/35	47,101	45,591
Series A14.00% 7/1/37	40,425	38,946
Series A14.00% 7/1/41	54,963	52,401
Series A14.00% 7/1/46	57,161	54,015
Series A14.362% 7/1/33^	67,435	39,049
Series A15.25% 7/1/23	58,524	59,965
Series A15.375% 7/1/25	58,360	61,627
Series A15.625% 7/1/27	57,831	63,232
Series A15.625% 7/1/29	56,893	63,561
Series A15.75% 7/1/31	55,260	63,078
GDB Debt Recovery Authority of
Puerto Rico
7.50% 8/20/40	1,751,152	1,646,083
Total Municipal Bonds
(cost $2,451,022)		2,404,411

Loan Agreements – 21.90%
Advantage Sales & Marketing
Tranche B-1 5.25%
(LIBOR03M + 4.50%)
10/28/27 ●	2,958,294	2,936,847
Amynta Agency Borrower
Tranche B 1st Lien 4.957%
(LIBOR01M + 4.50%)
2/28/25 ●	3,253,276	3,227,519
Ankura Consulting Group 1st
Lien 5.25% (SOFR01M +
4.50%) 3/17/28 ●	581,809	577,082
Ascent Resources Utica
Holdings 2nd Lien 10.00%
(LIBOR03M + 9.00%)
11/1/25 ●	805,000	864,369
Clear Channel Outdoor Holdings
Inc 3.80% (LIBOR03M +
3.50%) 8/21/26 ●	6,730	6,628
Clydesdale Acquisition Holdings
TBD 3/30/29 X	440,000	433,086
CommerceHub 1st Lien 5.01%
(LIBOR03M + 4.00%)
12/29/27 ●	2,832	2,755
Covis Finco Tranche B 7.301%
(SOFR01M + 5.50%)
2/18/27 ●	1,255,000	1,154,600
CP Atlas Buyer Tranche B 4.25%
(LIBOR01M + 3.75%)
11/23/27 ●	1,725,798	1,681,575
CPC Acquisition 1st Lien 4.756%
(LIBOR03M + 3.75%)
12/29/27 ●	293,040	287,179
Directv Financing 5.75%
(LIBOR01M + 5.00%) 8/2/27 ●	37,440	37,444

Schedule of investments
Delaware Ivy High Income Opportunities Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Edelman Financial Engines
Center 2nd Lien 7.207%
(LIBOR01M + 6.75%)
7/20/26 ●	1,703,000	$1,683,841
EPIC Crude Services LP 5.51%
(LIBOR03M + 5.00%) 3/2/26 ●	1,151,460	992,654
Foresight Exit TL A 9.50%
(LIBOR03M + 8.00%)
6/29/27 ●	510,776	513,330
Form Technologies Tranche B
5.50% (LIBOR03M + 4.50%)
7/22/25 ●	3,736,985	3,722,971
Gainwell Acquisition Tranche B
4.878% (LIBOR03M + 4.00%)
10/1/27 ●	836,826	833,687
Gulf Finance 7.75% (LIBOR01M
+ 6.75%) 8/25/26 ●	1,920,564	1,765,479
Hexion Holdings 1st Lien 5.00%
(SOFR01M + 3.50%)
3/15/29 ●	330,000	323,606
Hexion Holdings 2nd Lien
7.938% (SOFR01M + 7.44%)
3/15/30 ●	1,325,000	1,285,250
Ivanti Software 4.75%
(LIBOR03M + 4.00%)
12/1/27 ●	152,843	150,598
Jo-Ann Stores Tranche B-
1 5.50% (LIBOR03M + 4.75%)
7/7/28 ●	1,326,628	1,167,433
Lealand Finance Company
3.104% (LIBOR01M + 3.00%)
6/28/24 ●	39,457	24,661
MajorDrive Holdings IV 4.56%
(LIBOR03M + 4.00%) 6/1/28 ●	3,363	3,318
Michaels Tranche B 5.256%
(LIBOR03M + 4.25%)
4/15/28 ●	961,009	900,946
MLN US HoldCo Tranche B 1st
Lien 4.742% (LIBOR01M +
4.50%) 11/30/25 ●	2,051,828	1,980,976
MLN US HoldCo Tranche B 2nd
Lien 8.993% (LIBOR01M +
8.75%) 11/30/26 ●	1,214,000	1,116,248
PetsMart 4.50% (LIBOR03M +
3.75%) 2/11/28 ●	2,704,410	2,696,297
Pre Paid Legal Services 2nd Lien
7.50% (LIBOR01M + 7.00%)
12/14/29 ●	820,000	810,775
SPX Flow TBD 3/16/29 X	1,719,000	1,676,293
Surgery Center Holdings 4.50%
(LIBOR01M + 3.75%)
8/31/26 ●	425	422
Swf Holdings I 4.75%
(LIBOR01M + 4.00%)
10/6/28 ●	602,000	584,693
Torrid 6.25% (LIBOR01M +
5.50%) 6/14/28 ●	500,888	488,366
U.S. Renal Care Tranche B 1st
Lien 5.25% (LIBOR01M +
5.00%) 6/26/26 ●	6,363,422	5,875,825
UKG 2nd Lien 5.75%
(LIBOR03M + 5.25%) 5/3/27 ●	2,040,000	2,031,499
United PF Holdings 5.006%
(LIBOR03M + 4.00%)
12/30/26 ●	1,763,026	1,701,320
United PF Holdings 1st Lien
9.506% (LIBOR03M + 8.50%)
12/30/26 ●	393,015	392,032
Waterbridge Midstream
Operating 6.75% (LIBOR03M
+ 5.75%) 6/22/26 ●	739,648	714,949
West Corporation Tranche B
5.00% (LIBOR03M + 4.00%)
10/10/24 ●	6,157,437	5,647,250
Windstream Services 7.25%
(LIBOR01M + 6.25%)
9/21/27 ●	526,601	524,187
Total Loan Agreements
(cost $51,665,101)		50,817,990

	Number of
	shares
Common Stocks – 2.42%
Basic Industry – 0.71%
Foresight Energy †	74,057	1,612,972
Westmoreland Coal †	13,063	32,984
		1,645,956
Consumer Cyclical – 1.65%
New Cotai	971,487	895,321
Studio City International ADR †	183,525	1,071,144
Studio City International Holdings
ADR †	108,300	632,093
True Religion Apparel †	61	1,222,574
		3,821,132
Energy – 0.00%
Vantage Drilling International †	235	2,409
		2,409
Industrials – 0.00%
BIS Industries Holdings	804,308	0
		0

	Number of
	shares	Value (US $)
Common Stocks (continued)
Utilities – 0.06%
Larchmont Resources	1,661	$152,019
		152,019
Total Common Stocks
(cost $15,670,747)		5,621,516

Convertible Preferred Stock – 1.47%
Targa Resources 9.50% exercise
price $20.77, maturity date
5/5/22	3,159	3,410,231
Total Convertible Preferred Stock
(cost $3,522,680)		3,410,231

Preferred Stock – 0.14%
True Religion Apparel 0.000% <<	64	318,675
Total Preferred Stock
(cost $1,048,854)		318,675

Exchange-Traded Fund – 2.59%
iShares iBoxx High Yield
Corporate Bond ETF*	73,000	6,007,170
Total Exchange-Traded Fund
(cost $6,315,544)		6,007,170

	Principal
	amount
Investment Company – 0.38%
KCA Deutag International	11,090	881,655
Total Investment Company
(cost $454,690)		881,655

	Number of
	shares
Warrant – 0.02%
California Resources †	3,140	45,185
Total Warrant
(cost $273,250)		45,185

Short-Term Investments – 11.24%
Money Market Mutual Fund – 11.24%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	26,080,160	26,080,160
Total Short-Term Investments
(cost $26,080,160)		26,080,160
Total Value of Securities Before
Securities Lending Collateral–132.73%
(cost $324,655,785)		307,925,377

Securities Lending Collateral** – 3.62%
Money Market Mutual Fund – 3.62%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	8,400,278	8,400,278
Total Securities Lending Collateral
(cost $8,400,278)		8,400,278
Total Value of Securities–98.85%
(cost $333,056,063)		$316,325,655■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $183,376,798, which represents 79.04% of the Fund's net assets. See Note 8 in “Notes to financial statements.”
*	Fully or partially on loan.
>	PIK. 100% of the income received was in the form of cash.
>>	PIK. 100% of the income received was in the form of principal.
>>>	PIK. 62.50% of the income received was in cash and 37.50% was in principal.
>>>>	PIK. 80% of the income received was in cash and 20% was in principal.
<<	Affiliated company. See Note 2 in "Notes to financial statements."
«	PIK. 46.15% of the income received was in cash and 53.85% was in principal.
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

Schedule of investments
Delaware Ivy High Income Opportunities Fund

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after March 31, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
†	Non-income producing security.
**	See Note 7 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $14,229,240 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $6,345,959.

Summary of abbreviations:
ADR – American Depositary Receipt
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
ICE – Intercontinental Exchange, Inc.
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
PIK – Payment-in-kind
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
TBD – To be determined
USD – US Dollar

Statement of assets and liabilities
Delaware Ivy High Income Opportunities Fund

March 31, 2022 (Unaudited)

Assets:
Investments, at value*,†	$307,606,702
Affiliated investments, at value **	318,675
Short-term investments held as collateral for loaned securities, at value=	8,400,278
Receivable for securities sold	12,493,914
Dividends and interest receivable	4,951,173
Securities lending income receivable	42,196
Prepaid expenses	66
Other assets	540
Total Assets	333,813,544
Liabilities:
Due to custodian	668,534
Payable for borrowing	87,000,000
Obligation to return securities lending collateral	8,400,278
Payable for securities purchased	5,423,304
Investment management fees payable to affiliates	271,138
Interest expense payable on borrowing	30,572
Audit and tax fees payable	10,523
Other accrued expenses	9,067
Dividend disbursing and transfer agent fees and expenses payable to affiliates	2,725
Registrar and transfer agent fees payable	2,356
Custody fees payable	500
Accounting and administration expenses payable to affiliates	50
Total Liabilities	101,819,047
Total Net Assets	$231,994,497

Net Assets Consist of:
Paid-in capital	$315,706,328
Total distributable earnings (loss)	(83,711,831)
Total Net Assets	$231,994,497

Common Shares:
Net assets	$231,994,497
Shares of beneficial interest outstanding	16,570,235
Net asset value per share	$14.00
____________________
*Investments, at cost	$323,606,931
**Affiliated investments, at cost	1,048,854
†Including securities on loan	14,229,240
=Short-term investments held as collateral for loaned securities, at cost	8,400,278

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Ivy High Income Opportunities Fund

Six months ended March 31, 2022 (Unaudited)

Investment Income:
Interest	$9,401,291
Interest from affiliated securities	33,528
Dividends	278,632
Securities lending income	99,967
9,813,418

Expenses:
Management fees	1,641,025
Interest expense	181,304
Accounting and administration expenses	64,947
Legal fees	55,421
Dividend disbursing and transfer agent fees and expenses	18,714
Audit and tax fees	18,682
Trustees’ fees and expenses	16,383
Custodian fees	9,129
Other	126,673
Total operating expenses	2,132,278
Net Investment Income	7,681,140
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(6,754,650)
Futures contracts	789
Affiliated investments	68,687
Payment by affiliates*	12,762
Net realized loss	(6,672,412)

Net change in unrealized appreciation (depreciation) of:
Investments	(17,738,710)
Futures contracts	(15,508)
Affiliated investments	8,699,194
Net change in unrealized appreciation (depreciation)	(9,055,024)
Net Realized and Unrealized Loss	(15,727,436)
Net Decrease in Net Assets Resulting from Operations	$(8,046,296)
*	See Note 2 in "Notes to financial statements" for additional information.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Ivy High Income Opportunities Fund

	Six months
	ended
	3/31/22	Year ended
	(Unaudited)	9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,681,140	$16,596,322
Net realized loss	(6,685,174)	(1,963,533)
Payment by affiliates*	12,762	—
Net change in unrealized appreciation (depreciation)	(9,055,024)	23,904,510
Net increase (decrease) in net assets resulting from operations	(8,046,296)	38,537,299

Dividends and Distributions to Shareholders from:
Distributable earnings	(7,324,044)	(16,155,979)
Total dividends and distributions to shareholders	(7,324,044)	(16,155,979)
Net Increase (Decrease) in Net Assets	(15,370,340)	22,381,320

Net Assets:
Beginning of period	247,364,837	224,983,517
End of period	$231,994,497	$247,364,837
*	See Note 2 in "Notes to financial statements" for additional information.

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Delaware Ivy High Income Opportunities Fund

Six months ended March 31, 2022 (Unaudited)

Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(8,046,296)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	754,810
Proceeds from disposition of investment securities	97,891,822
Purchase of investment securities	(107,747,146)
Proceeds (purchase) from disposition of short-term investment securities, net	19,268,065
Net realized (gain) loss on investments	6,754,650
Net realized (gain) loss on affiliated investments	(68,687)
Net change in unrealized (appreciation) depreciation of investments	17,738,710
Net change in unrealized (appreciation) depreciation of affiliated investments	(8,699,194)
(Increase) decrease in cash collateral due to broker	13,500
(Increase) decrease in receivable for securities sold	(10,734,448)
(Increase) decrease in dividends and interest receivable	(758,283)
(Increase) decrease in receivable from securities lending income	(34,079)
(Increase) decrease in prepaid and other assets	204
(Increase) decrease in variation margin receivable	(94)
Increase (decrease) in payable for securities purchased	226,679
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(7,957)
Increase (decrease) in accounting and administration expenses to affiliates	(8,057)
Increase (decrease) in investment management fees payable to affiliates	261,977
Increase (decrease) in shareholder servicing payable	(1,900)
Increase (decrease) in audit fees payable	10,523
Increase (decrease) in dividend disbursing and transfer agent fees and expenses	2,725
Increase (decrease) in other accrued expenses payable	(282,921)
Increase (decrease) in registrar and transfer agent fees payable	2,356
Increase (decrease) in custody fees payable	500
Increase (decrease) in interest expense payable	6,389
Total adjustments	14,590,144
Net cash provided by (used for) operating activities	6,543,848

Cash provided by (used for) financing activities:
Cash dividends and distributions paid to shareholders	(7,324,044)
Bank Overdraft	668,534
Net cash provided by (used for) financing activities	(6,655,510)
Net increase (decrease) in cash	(111,662)
Cash at beginning of period	111,662
Cash at end of period	$—
Cash paid for interest from borrowings	$174,915

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Ivy High Income Opportunities Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months
	ended
	3/31/22[1]	Year ended
	(Unaudited)	9/30/21		9/30/20		9/30/19	9/30/18		9/30/17
Net asset value, beginning of period	$14.93	$13.58		$15.05		$15.96	$16.34		$15.65

Income (loss) from investment operations
Net investment income (loss)[2]	0.46	1.00	[3]	1.12	[3]	1.25 [3]	1.36	[3]	1.51	[3]
Net realized and unrealized gain (loss)	(0.95)	1.32		(1.36)		(0.84)	(0.46)		0.66
Total from investment operations	(0.49)	2.32		(0.24)		0.41	0.90		2.17

Less dividends and distributions from:
Net investment income	(0.44)	(0.97)		(1.23)		(1.32)	(1.28)		(1.48)
Total dividends and distributions	(0.44)	(0.97)		(1.23)		(1.32)	(1.28)		(1.48)

Net asset value, end of period	$14.00	$14.93		$13.58		$15.05	$15.96		$16.34
Market value, end of period	$12.67	$13.67		$11.90		$13.71	$14.26		$15.97

Total return based on:[4]
Net asset value	(3.03% )	18.29%		(0.24%	)	4.10%	6.68%		15.14%
Market value	(4.22% )	23.59%		(4.04%	)	6.07%	(2.47%	)	22.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231,994	$247	[5]	$225	[5]	$249 [5]	$264	[5]	$271	[5]
Ratio of expenses to average net assets[6]	1.77%	1.82%		2.60%		3.16%	2.77%		2.35%
Ratio of expenses to average net assets
excluding interest expenses[7]	1.66%	1.50%		1.82%		1.73%	1.59%		1.58%
Ratio of net investment income (loss) to average
net assets[8]	6.36%	6.80%		8.18%		8.27%	8.50%		9.31%
Portfolio turnover	30%	55%		45%		34%	46%		39%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Based on average weekly shares outstanding.
[4]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total returns for periods less than one year are not annualized.

[5]	Net assets reported in millions.
[6]

The ratio of expenses to adjusted average net assets (excluding debt outstanding) for the six months ended March 31, 2022 and for years ended September 30, 2021, 2020, 2019, 2018, and 2017 were 1.30%, 1.34%, 1.82%, 2.17%, 1.90%, and 1.62%, respectively.

[7]

 The ratio of expense to adjusted average net assets excluding interest expense (excluding debt outstanding) for the six months ended March 31, 2022 and the years ended September 30, 2021, 2020, 2019, 2018, and 2017 were 1.22%, 1.11%, 1.27%, 1.19%, 1.09%, and 1.09%, respectively.

[8]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended March 31, 2022 and the years ended September 30, 2021, 2020, 2019, 2018, and 2017 were 4.68%, 5.01%, 5.71%, 5.69%, 5.81%, and 6.43%, respectively.

 See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Ivy High Income Opportunities Fund

March 31, 2022 (Unaudited)

Delaware Ivy High Income Opportunities Fund (formerly, Ivy High Income Opportunities Fund) (Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated on March 28, 2013, governed by the laws of the State of Delaware. The Fund commenced operations on May 29, 2013. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol IVH.

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including secured and unsecured loan assignments, loan participations and other loan instruments.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken or expected to be taken on the Fund's federal income tax returns through the six months ended March 31, 2022, and for all open tax years (years ended September 30, 2018–September 30, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the six months ended March 31, 2022, the Fund did not incur any interest or tax penalties.

Distributions — Dividends to shareholders are declared monthly. Distributions from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from US GAAP. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invests include ETFs. The Fund will indirectly bear the investment management fees and other expenses of any Underlying Funds.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Segregation and Collateralizations — In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the Statement of assets and liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of investments.

Statement of Cash Flows — US GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Fund with certain degrees of borrowing activity, typically through the use of borrowing arrangements, have been determined to be at a level requiring a Statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase/decrease in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the six months ended March 31, 2022.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 1.00%, calculated daily and paid monthly, of the average daily value of the Fund’s Managed Assets. The term Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

Prior to January 18, 2022, the Fund had an Accounting and Administrative Services Agreement with Waddell & Reed Services Company, doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in provided bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For

Notes to financial statements
Delaware Ivy High Income Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

these services, the Fund paid WISC a monthly fee of one-twelfth of the annual fee based on the average managed asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0.00
$10 to $25M	11.50
$25 to $50M	23.10
$50 to $100M	35.50
$100 to $200M	48.40
$200 to $350M	63.20
$350 to $550M	82.50
$550 to $750M	96.30
$750 to $1,000M	121.60
Over $1,000M	148.50

The Fund also paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of managed assets with no fee charged for managed assets in excess of $1 billion. This fee was voluntarily waived by WISC until the Fund’s managed assets were at least $10 million and is included in “Accounting and administration expenses” on the "Statements of operations.”

Effective January 18, 2022, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the six months ended March 31, 2022, the Fund was charged $23,775 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the six months ended March 31, 2022, the Fund was charged $9,129 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

During the period ended March 31,2022, Waddel & Reed Services Company reimbursed the Fund for losses.

A summary of the transactions in affiliated companies during the six months ended March 31, 2022 as follows:

					Net change
				Net	in
				realized	unrealized
				gain (loss)	appreciation
	Value,			on	(depreciation)	Value,
	beginning	Gross	Gross	affiliated	on affiliated	end of		Interest
	of period	additions	reductions	securities	securities*	period	Shares	Income
Larchmont
Resources**	$2,159	$—	$—	$—	$—	$—	—	$—
Larchmont
Resources LLC
(9.000% Cash or
9.000% PIK),
9.000%, 8/7/22	1,190,713	—	(1,249,672)	9,563	49,396	—	—	31,597
New Cotai**,†	2,087,238	—	—	—	—	—	—	—
True Religion
Apparel**,†	1,382,772	—	—	—	—	—	—	—
True Religion
Apparel 0.000%	318,675	—	—	—	—	318,675	64	—
Total	$4,981,557	$—	$(1,249,672)	$9,563	$49,396	$318,675	64	$31,597

*	Does not tie to Net change in unrealized appreciation (depreciation) of Affiliated investments on the Statement of operations as a result of previously affiliated securities moving to unaffiliated.
**	Issuer is not an affiliated investment of the Fund at March 31, 2022.
†	Non-income producing security.

3. Investments

For the six months ended March 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$107,747,146
Sales	97,891,822

At March 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes have been estimated since final tax characteristics cannot be determined until fiscal year end. At March 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for the Fund were as follows:

Cost of investments	$324,655,785
Aggregate unrealized appreciation of investments	$5,137,626
Aggregate unrealized depreciation of investments	(21,868,034)
Net unrealized appreciation of investments	$(16,730,408)

At September 30, 2021, capital loss carryforwards available to offset future realized capital gains, are as follows:

Loss carryforward character
Short-term	Long-term	Total
$5,779	$44,952	$50,731

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has

Notes to financial statements
Delaware Ivy High Income Opportunities Fund

3. Investments (continued)

been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Basic Industry	$1,612,972	$—	$32,984	$1,645,956
Consumer Cyclical	2,925,811	—	895,321	3,821,132
Energy	2,409	—	—	2,409
Industrials	—	—	—	—
Utilities	—	—	152,019	152,019
Convertible Bond	—	442,882	—	442,882
Convertible Preferred Stock	3,410,231	—	—	3,410,231
Corporate Bonds	—	211,895,502	—	211,895,502
Exchange-Traded Fund	6,007,170	—	—	6,007,170
Investment Company	881,655	—	—	881,655
Loan Agreements	—	50,817,990	—	50,817,990
Municipal Bonds	—	2,404,411	—	2,404,411
Preferred Stock	318,675	—	—	318,675
Warrant	45,185	—	—	45,185
Short-Term Investments	26,080,160	—	—	26,080,160
Securities Lending Collateral	8,400,278	—	—	8,400,278
Total Value of Securities	$49,684,546	$265,560,785	$1,080,324	$316,325,655

During the six months ended March 31, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 investments since the Level 3 investments are not considered significant to the Fund's net assets at the end of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Common Stocks	Loans
Balance as of 9/30/21	$6,226,297	$6,609,817
Net change in unrealized appreciation (depreciation)	(914,496)	(1,869,483)
Transfers in	196	—
Transfers out	(4,231,673)	(4,740,334)
Balance as of 3/31/22	$1,080,324	$—
Net change in unrealized appreciation (depreciation)
from Level 3 investments still held as of 3/31/22	$(914,496)	$(1,869,483)

4. Capital Stock

The Fund has authorized 18,750,000 of $0.001 par value common shares of beneficial interest. There were no transactions in shares of beneficial interest during the six months ended March 31, 2022 and the year ended September 30, 2021.

5. Borrowings/Line of Credit

For the period ended March 31, 2022, the Fund borrowed a portion of the money (“Borrowings”) available to it pursuant to a $160,000,000 Credit Agreement (“Original Credit Agreement”) with The Bank of New York Mellon (“BNYM”) as a means of financial leverage. Interest was charged on the Borrowings at one month LIBOR plus 0.75% of the amount borrowed. There were no other fees associated with this borrowing arrangement. During the six months ended March 31, 2022, the average daily balance outstanding and weighted interest rate on the Borrowings were $87,000,000 and 0.21%, respectively. Borrowings outstanding are recognized as “Payable for borrowing” on the “Statement of assets and liabilities.” Interest charged on the amount borrowing is recognized as a component of “Interest expense” on the “Statement of operations.”

The Fund entered into the Original Credit Agreement on October 21, 2004 with Pershing LLC, an affiliate of BNYM. The Original Credit Agreement was sold by Pershing LLC to BNYM on March 23, 2022. The Original Credit Agreement was terminated as of May 11, 2022.

The Fund entered into a new $120,000,000 Credit Agreement with BNYM on May 11, 2022 (“New Credit Agreement”) and borrowed $87,000,000 under the New Credit Agreement on that date. The New Credit Agreement is scheduled to expire on May 10, 2023, but contains an evergreen feature that provides for automatic day renewals subject to a 180 day termination notice. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the New Credit Agreement may be reduced or possibly increased in the future.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The initial commitment fee under the New Credit Agreement is computed at a rate of: (1) 0.25% per annum on the unused balance in the event that the average daily outstanding principal balance of the loans during a certain period is less than 75% of the average daily aggregate commitments by BNYM during such period; or (2) 0.0% in all other events. The commitment fee is subject to change in future periods. The loan is secured and collateralized by the Fund’s portfolio.

6. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of

Notes to financial statements
Delaware Ivy High Income Opportunities Fund

6. Derivatives (continued)

pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

During the six months ended March 31, 2022, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the six months ended March 31, 2022, the Fund experienced net realized and unrealized gains or losses attributable to future holdings, which are disclosed on the “Statements of operations.”

The table below summarizes the average balance of derivative holdings by each Fund during the six months ended March 31, 2022:

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value)	$—	$(344,573)

7. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022:

Delaware Ivy High Income Opportunities Fund

Fair Value of
	Value of	Cash	Non-Cash	Total
	Securities	Collateral	Collateral	Collateral
Counterparty	on Loan	Received	Received	Received
Bank of New York Mellon	$14,229,240	$8,400,278	$6,345,959	$14,746,237

8. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, "IBORs" could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s NAV, market price and distributions. Leverage risk can be introduced through structural leverage (borrowings) or portfolio leverage through the use of certain derivative instruments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased net income per share, but there is no assurance that the Fund’s leveraging strategy will be successful.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled

Notes to financial statements
Delaware Ivy High Income Opportunities Fund

8. Credit and Market Risk (continued)

interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Rating Services or Fitch, Inc. and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 25% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 25% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments."

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2022, that would require recognition or disclosure in the Fund's financial statements.

Other Fund information (Unaudited)
Delaware Ivy High Income Opportunities Fund

Fund management

Adam H. Brown, CFA

Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Asset Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Asset Management (MAM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a bachelor’s degree in Accounting from the University of Florida.

Mr. Brown has been a co-portfolio manager of the Fund since November 2021.

John P. McCarthy, CFA

Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management (MAM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since November 2021.

Other Fund information (Unaudited)
Delaware Ivy High Income Opportunities Fund

Fund strategies and risks

What are the Fund’s principal investment strategies?

The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including first- and second-lien secured loans (“Secured Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in a portfolio of US and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Advisor, to be of comparable quality. “Managed Assets” means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage (as defined below), minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in US dollars or foreign currencies. The Fund will seek to dynamically adjust and hedge its duration depending on the market opportunities available. Under normal circumstances, the dollar-weighted average portfolio duration of the Fund will generally range between zero and seven years.

The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more types of corporate fixed income instruments to seek to adapt to market conditions. For example, if the Advisor believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds. Similarly, if the Advisor believes that market conditions are favorable for Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans. Under normal circumstances, the Advisor expects the Fund’s investments incorporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however, the Fund’s investments in fixed income instruments also may include, to a lesser extent, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. The Fund will not invest in collateralized loan obligations or collateralized debt obligations.

Under normal circumstances, the Fund may invest up to 100% of its Managed Assets in fixed income instruments and securities issued by foreign issuers, and up to 25% of its Managed Assets in fixed income instruments and securities of issuers in emerging markets. Such foreign instruments may be US currency denominated or foreign currency denominated.

The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e. securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities, including private placement securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). For purposes of this limitation, restricted securities do not include securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that have been deemed to be liquid by the Advisor.

The Fund may invest in assignments or participations of Secured Loans made to US, and non-US corporations, partnerships, and other business entities (“Borrowers”) which operate in various industries and geographical regions. Most Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Secured Loans are secured by collateral. The Fund also may invest in unsecured loans and mezzanine loans.

The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage (as defined below). The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund also may invest in futures transactions, options, and options on futures as well as certain currency instruments such as foreign currency forward contracts, currency exchange transactions on a spot basis (i.e. cash), put and call options on foreign currencies, and interest rate instruments such as interest rate swaps. The market value of the Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying assets of such derivatives are one or more corporate fixed income instruments.

As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Advisor to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issues (such as secured debt and/or corporate debt) that are in default at the time of purchase.

The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

The Fund may invest up to 10% of its total assets in other investment companies, including other closed-end funds, open-end funds and exchange traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder.

The Fund may invest in fixed income instruments that are, at the time of purchase, rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Advisor to be of comparable quality.

From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities, and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise from time to time in connection with a corporate action or the restructuring of a debt instrument. Depending upon, among other things, the Advisor’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

Leverage — The Fund anticipates using leverage as part of its investment strategy. Depending on market conditions, the Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets primarily through borrowings in one or more credit facilities (including prime brokerage facilities). The Fund intends to enter into a prime brokerage facility with one or more financial institutions. Although the Fund has no current intention to do so, it also may issue preferred shares, debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, “structural leverage”). The Fund also may incur leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps, or other derivative transactions (collectively, “effective leverage”). The Fund’s use of effective leverage will not comprise more than 25% of its Managed Assets. Although certain forms of effective leverage the Fund may use may not be considered senior securities under the 1940 Act, such effective leverage would be considered leverage for the Fund’s total leverage limit noted below. The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets.

What are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling. For additional information, see Note 8 in “Notes to financial statements.”

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Other Fund information (Unaudited)
Delaware Ivy High Income Opportunities Fund

Fund strategies and risks (continued)

Distressed securities risk — The risk that a fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities, or other property with a value less than its original investment. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility, and it may be difficult to value such securities.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For additional information, see Note 8 in “Notes to financial statements.”

Issuer risk — The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares. For additional information, see Note 5 in “Notes to financial statements.”

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as communication services) will decline because of changing expectations for the performance of that industry or sector.

Nondiversification risk — Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund’s assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Credit-linked notes risk — The risk that the value of a credit-linked note may be impacted by its underlying reference obligation. Risks associated with underlying reference obligations, include but are not limited to market risk, interest rate risk, credit risk, default risk, and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a fund’s initial investment, and a fund may lose money.

Other Fund information (Unaudited)
Delaware Ivy High Income Opportunities Fund

Fund strategies and risks (continued)

Investment company securities risk — Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

Dividend reinvestment plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), unless you elect to receive distributions in cash (i.e. opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional common shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of common shares you will receive will be determined as follows:

(1) If the market price of the common shares on the record date (or, if the record date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the common shares, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price of the common shares on the determination date.

(2) If 98% of the net asset value per share of the common shares exceeds the market price of the common shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy common shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the common shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases, or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing common shares in the open market and the Fund shall issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date, or (b) 95% of the then-current market price per share.

Common shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of common shares you have received under the DRIP.

You may withdraw from the DRIP (i.e. opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the common shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, the DRIP Agent will continue to hold whole shares for you in non-certificated form until otherwise notified by you, and will cause a cash adjustment for any fractional shares to be delivered to you after deducting brokerage commissions actually incurred. You may elect to notify the DRIP Agent in advance of such termination, or at any time following termination, to have the DRIP Agent sell part or all of your common shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a per share processing fee, which includes any brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional common shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your common shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

About the organization

This semiannual report is for the information of Delaware Ivy High Income Opportunities Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase its common shares on the open market at market prices.

Board of directors/trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds by Macquarie®

Jerome D. Abernathy
Managing Member
Stonebrook Capital Management, LLC

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie
Private Investor

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs+
Former Global Sector Chairman of
Industrial Manufacturing
KPMG LLP

John A. Fry+
President
Drexel University

Joseph Harroz, Jr.
President
University of Oklahoma

Sandra A.J. Lawrence+
Former Chief Administrative Officer
Children’s Mercy Hospitals and Clinics

+Audit Committee member

Frances A. Sevilla-Sacasa+
Former Chief Executive Officer
Banco Itaú International

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group

Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and
Treasurer
3M Company

Affiliated officers

David F. Connor
Senior Vice President,
General Counsel, and Secretary
Delaware Funds by Macquarie

Daniel V. Geatens
Senior Vice President and Treasurer
Delaware Funds by Macquarie

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/closed-end. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager
Delaware Management Company,
a series of Macquarie Investment
Management Business Trust (MIMBT)
Philadelphia, PA

Principal office of the Fund
610 Market Street
Philadelphia, PA 19106-2354

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer agent
Computershare, Inc.
480 Washington Blvd.
Jersey City, NJ 07310
866 437-0252
computershare.com/investor

Website
delawarefunds.com/closed-end

Your reinvestment options
Delaware Ivy High Income Opportunities Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the phone number above for more information.

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the semiannual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

SECURITIES
LENDING
ACTIVITIES
(AMOUNTS IN
THOUSANDS)
Gross income from securities lending activities	$108
Securities lending income paid to BNY for services as securities lending agent	(9)
Cash collateral management fees not included in securities lending income paid to BNY	0
Administrative fees not included in securities lending income paid to BNY	0
Indemnification fees not included in securities lending income paid to BNY	0
Rebates (paid to borrowers)	71
Other fees not included in securities lending income paid to BNY	0
Aggregate fees/compensation for securities lending activities	9
Net income from securities lending activities	$99

(b)	Bank of New York Mellon (BNY) serves as the securities lending agent for the registrant. As securities lending agent, BNY is responsible for providing the following services to the registrant: (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of the registrant with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 7, 2022